UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 11, 2001



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000



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Item 5.  Other Events

On April 10, 2001, American National Insurance Company and Farm Family Holdings, Inc. issued a press release announcing that American National consummated its acquisition of Farm Family.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FARM FAMILY HOLDINGS, INC.
                                                 (Registrant)




        April 11, 2001             /s/ Philip P. Weber
--------------------------------   ---------------------------------------------
            (Date)                 Philip P. Weber
                                   President and CEO




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                                       Contacts:
                                       Ronald J. Welch
                                       Executive Vice President & Chief Actuary
                                       American National Insurance Company
                                       (409) 766-6494

FOR IMMEDIATE RELEASE
                                       Timothy A. Walsh
                                       Executive Vice President, Chief Financial
                                       Officer & Treasurer
                                       Farm Family Holdings, Inc.
                                       (518)431-5410

         American National Completes Acquisition of Farm Family Holdings

Glenmont, New York - April 10, 2001 - American National Insurance Company (NASDAQ: ANAT)("American National") and Farm Family Holdings, Inc. (NYSE:
FFH)("Farm Family") today announced that American National consummated its acquisition of Farm Family. The acquisition, valued at approximately $280 million, was accomplished through the merger of Farm Family and American National Acquisition Company, a wholly-owned subsidiary of American National. The Farm Family shareholders will receive $44 for each share of common stock and $35.72, plus any accrued and unpaid dividends, for each share of Series A Preferred Stock.

Farm Family, an insurance holding company, has over $1.3 billion in assets and had total revenues for the year ended December 31, 2000 of approximately $313 million. Farm Family is the parent of Farm Family Casualty Insurance Company ("Farm Family Casualty"), Farm Family Life Insurance Company ("Farm Family Life") and United Farm Family Insurance Company ("United Farm Family") which are domiciled in New York and operate in twelve northeastern states. Farm Family Casualty and United Farm Family are specialized property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life sells individual whole life, term and universal life insurance products, single and flexible premium deferred annuity products and disability income insurance products. Additional information regarding Farm Family is available at www.farmfamily.com.

G. Richard Ferdinandtsen, President and Chief Operating Officer of American National said, "We are pleased to welcome Farm Family to the American National family of companies. The combination of these companies creates marketing synergies that benefit both companies and offers exciting opportunities for the companies' agents. Farm Family's presence in the northeast, particularly in New York, will geographically expand the policyholder base of American National and its insurance subsidiaries. Further, American National intends to utilize Farm Family's expertise in serving agricultural and related markets. This acquisition, and its strategic benefits, are consistent with our continuing commitment to the American National shareholders."


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American National, which was founded in 1905, is headquartered in Galveston,
Texas. American National has over $9 billion in assets and had total revenues for the year ended December 31, 2000 of approximately $1.8 billion. The American National family of companies offers a broad line of products and services, which include individual and group life and health insurance, and annuities; personal lines property and casualty insurance; credit insurance and mutual funds. The life insurance business conducted by the American National family of companies is conducted in all states, as well as in Mexico, Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. American National's property and casualty subsidiary, American National Property and Casualty Company ("ANPAC"), is based in Springfield, Missouri and currently operates in 37 states. American National and ANPAC have been assigned a Best's rating of A+ (Superior) by A.M. Best Company and are rated A++ (Very Strong) by Standard and Poor's. In addition, the Ward Financial Group named ANPAC as a 1999 Ward's 50 Benchmark Company. Additional information regarding American National is available at www.anico.com.

Philip P. Weber, President and Chief Executive Officer of Farm Family said, "We are pleased to officially become an integral part of the American National family of companies. The addition of Farm Family to American National's extensive financial services network creates a tremendous opportunity for our customers, agents, and employees."

Following the merger, Farm Family will continue as a subsidiary of American National and will be headquartered in Albany, New York with Mr. Weber as its Chief Executive Officer. Farm Family will retain its brand identity and will focus on expanding the delivery of a wider array of financial services to farms, agricultural related businesses and residents and businesses of rural and suburban communities in its existing twelve-state territory. In addition, ANPAC plans to introduce certain of Farm Family's products, including the Special Farm Package, Country Estate, businessowners and commercial Package policies into ANPAC's markets across the United States.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and is based on managements' current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements of plans and objectives of each of American National and Farm Family or their managements', statements of future economic performance and assumptions underlying statements regarding American National and Farm Family or their businesses. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside American National's and Farm Family's control, that could cause actual results to differ materially. These risks include, but are not limited to, the following: (i) changes in general economic conditions; (ii) changes in regulatory requirements; (iii) adverse decisions from regulatory authorities; (iv) adverse litigation or arbitration results or resolution of litigation or arbitration; (v) competition from existing insurance companies; (vi) the failure of expected benefits from the merger to be realized; and (vii) the potential occurrence of natural disasters

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